SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2002

MILACRON INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-8475	31-1062125

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2090 Florence Avenue, P.O. Box 63716, Cincinnati, Ohio 45206

(address of principal executive offices) (ZIP Code)

Registrant's telephone number, including area code: (513) 487-5000

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c) Exhibits:

Exhibit No.	Description

99.1	Certification of chief executive officer in accordance with the Securities and Exchange Commission Order Number 4-460.

99.2	Certification of chief financial officer in accordance with the Securities and Exchange Commission Order Number 4-460.

99.3	Press Release dated August 14, 2002.

ITEM 9. REGULATION FD DISCLOSURE

By letters dated August 13, 2002, the chief executive officer and chief financial officer of Milacron Inc. filed certifications in accordance with the Securities and Exchange Commission Order Number 4-460. On August 14, 2002, Milacron Inc. issued a press release announcing that the certifications related to SEC Order No. 4-460 has been filed and that the Milacron Inc. 10-Q for the second quarter contained the certifications required by Section 906 of the Sarbanes-Oxley Act of 2002. Copies of the certifications related to SEC Order No. 4-460 and Milacron Inc.'s August 14, 2002 Press Release are attached as exhibits.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Milacron Inc.

Date:	August 14, 2002	By:	/s/Robert P. Lienesch

Robert P. Lienesch Vice President - Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Certification of chief executive officer in accordance with the Securities and Exchange Commission Order Number 4-460.

99.2	Certification of chief financial officer in accordance with the Securities and Exchange Commission Order Number 4-460.

99.3	Press Release dated August 14, 2002.